BBH MONEY MARKET FUND
REGULAR SHARES
INSTITUTIONAL SHARES

PORTFOLIO OF BBH TRUST

________________________________________________________________________________
Supplement to the Prospectus dated October 31, 2007


    Please replace the second paragraph under "Redemption of Shares" on page 17 in its entirety with the following:

      "Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary."





Cusip 05528C105
      05528C832



                                                      May 15, 2008